SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              October 25, 2000
                     ----------------------------------
                     (Date of earliest event reported)


                           Net Perceptions, Inc.
             -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-25781                41-1844584
----------------------------    ---------------------     -------------------
(State or other Jurisdiction    (Commission File No.)       (IRS Employer
     of Incorporation)                                    Identification No.)


              7700 France Avenue South, Edina, Minnesota 55435
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (952) 842-5000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)




Item 5.     Other Events.

      Net Perceptions' press release dated October 25, 2000 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits:

99.1        Press Release by Net Perceptions, Inc. dated October
            25, 2000.




                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NET PERCEPTIONS, INC.


Date:  October 26, 2000              By: /s/ Thomas M. Donnelly
                                         -----------------------------
                                         Thomas M. Donnelly
                                         Senior Vice President of
                                         Finance and Administration
                                         and Chief Financial Officer




                                 EXHIBIT INDEX


Exhibit               Description
Number

99.1                  Press Release by Net Perceptions, Inc.
                          dated October 25, 2000.